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                                                                    EXHIBIT 23.1





                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of Kensey Nash Corporation (the "Company") on Form S-8 of our report dated August 6, 1996, appearing in the Annual Report on Form 10-K of Kensey Nash Corporation for the year ended June 30, 1996.




DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania

March 5, 1997